June 3, 2004


Securities and Exchange Commission
Washington, DC  20549


Dear Sirs:

We have read and agree with the comments in Item 4 of Form 8-K of Pacer Health Corporation (Commission File Number 0-28729) dated May 25, 2004, insofar as the comments relate to our firm.

Sincerely,

/s/ Ahearn, Jasco + Company, P.A.
-----------------------------------
AHEARN, JASCO + COMPANY, P.A.
Certified Public Accountants